UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2003

Delaware	000-23489	52-1309227
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ACCESS WORLDWIDE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

4950 Communication Avenue, Suite 300, Boca Raton, FL 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code 1 (800) 867-2340

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5—Other Events.

On June 11, 2003, we announced the signing of a new multi-year credit agreement with CapitalSource Finance LLC, a commercial finance firm.

The agreement, signed on June 10, 2003, is comprised of two facilities, a three-year revolving line of $10.0 million due June 9, 2006 and a term loan of $500,000 due on December 31, 2003 (collectively, “New Credit Facility”). Access Worldwide intends to use the funds to refinance indebtedness and provide for general working capital purposes. The New Credit Facility enables Access Worldwide to terminate its previous loan arrangement with a syndicate of lending institutions led by Bank of America (“Old Credit Facility”). The Old Credit Facility was due to expire on July 1, 2003 at which time all amounts outstanding pursuant to the Old Credit Facility were to be paid.

Item 7—Financial Statements and Exhibits

(c)	Exhibits

10.1	REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT, between ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (“Parent”), ASH CREEK, INC., a Delaware corporation (“Ash”), AWWC NEW JERSEY HOLDINGS, INC., a Delaware corporation (“AWWC”), TELEMANAGEMENT SERVICES, INC., a Delaware corporation (“Telemanagement”), TLM HOLDINGS CORP., a Delaware corporation (“TLM”), (individually and collectively, the “Borrower”), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the “Lender”).

10.2	Term Note between ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (“Parent”), ASH CREEK, INC., a Delaware corporation (“Ash”), AWWC NEW JERSEY HOLDINGS, INC., a Delaware corporation (“AWWC”), TELEMANAGEMENT SERVICES, INC., a Delaware corporation (“Telemanagement”), TLM HOLDINGS CORP., a Delaware corporation (“TLM”), (individually and collectively, the “Borrower”), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the “Lender”).

10.3

Revolving Note between ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (“Parent”), ASH CREEK, INC., a Delaware corporation (“Ash”), AWWC NEW JERSEY HOLDINGS, INC., a Delaware corporation (“AWWC”), TELEMANAGEMENT SERVICES, INC., a Delaware corporation (“Telemanagement”), TLM HOLDINGS CORP., a Delaware corporation (“TLM”), (individually and collectively, the “Borrower”), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the “Lender”).

10.4	Guaranty of Shawkat Raslan

10.5	Subordination Agreement—Lee Edelstein

10.6	Omnibus Settlement Agreement—Ann Holmes

99.1	Press release dated June 11, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Access Worldwide Communications, Inc.

Date: June 13, 2003	By:	/s/ John Hamerski
John Hamerski, Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number                                                 Exhibit Description

10.1	REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT, between ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (“Parent”), ASH CREEK, INC., a Delaware corporation (“Ash”), AWWC NEW JERSEY HOLDINGS, INC., a Delaware corporation (“AWWC”), TELEMANAGEMENT SERVICES, INC., a Delaware corporation (“Telemanagement”), TLM HOLDINGS CORP., a Delaware corporation (“TLM”), (individually and collectively, the “Borrower”), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the “Lender”).

10.2	Term Note between ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (“Parent”), ASH CREEK, INC., a Delaware corporation (“Ash”), AWWC NEW JERSEY HOLDINGS, INC., a Delaware corporation (“AWWC”), TELEMANAGEMENT SERVICES, INC., a Delaware corporation (“Telemanagement”), TLM HOLDINGS CORP., a Delaware corporation (“TLM”), (individually and collectively, the “Borrower”), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the “Lender”).

10.3	Revolving Note between ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (“Parent”), ASH CREEK, INC., a Delaware corporation (“Ash”), AWWC NEW JERSEY HOLDINGS, INC., a Delaware corporation (“AWWC”), TELEMANAGEMENT SERVICES, INC., a Delaware corporation (“Telemanagement”), TLM HOLDINGS CORP., a Delaware corporation (“TLM”), (individually and collectively, the “Borrower”), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the “Lender”).

10.4	Guaranty of Shawkat Raslan

10.5	Subordination Agreement—Lee Edelstein

10.6	Omnibus Settlement Agreement—Ann Holmes

99.1	Press release dated June 11, 2003